UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 13, 2009
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri	000-52588	43-1823071
(State or other jurisdiction of	(File Number)Commission	(I.R.S. Employer
incorporation)		Identification No.)

10401 Clayton Road	63131
Frontenac, Missouri	(Zip Code)
(Address of principal executive offices)
(314) 569-7200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification of the Rights of Security Holders
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-10.1
EX-10.2
EX-10.3
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 3.03 Material Modification of the Rights of Security Holders
     On February 13, 2009, Reliance Bancshares, Inc., a bank holding company headquartered in St. Louis, Missouri (the “Company”), completed the sale of $40 million of preferred stock and a warrant to purchase common stock to the United States Department of the Treasury (the “Treasury”) under the Treasury’s Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 (the “EESA”).
     The Company issued and sold (1) 40,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, no par value, Series A, liquidation preference of $1,000 per share (the “Series A Preferred Shares”), and (2) a ten-year warrant (the “Warrant”) to purchase up to 2,000.02 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, no par value, Series B (the “Warrant Shares”) at an exercise price of $0.01 per share, or an aggregate purchase price of $40 million in cash. Cumulative dividends of the Series A Preferred Shares accrue at the rate of 5% per annum for the first five years, and at a rate of 9% per annum thereafter. The Warrant was immediately exercised by the Treasury and thereby cancelled. As a result, the Company issued a Series B Preferred Stock Certificate for 2,000 of the Warrant Shares to the Treasury. Cumulative dividends of the Warrant Shares accrue at the rate of 9% per annum.
     The Letter Agreement and Securities Purchase Agreement — Standard Terms (collectively, the “Purchase Agreement”), dated February 13, 2009, between the Company and the Treasury, pursuant to which the Series B Cumulative Perpetual Preferred Shares and the Warrant were sold, contains limitations on certain actions of the Company. This includes, but is not limited to, payments of dividends, and redemptions and acquisitions of Company equity securities. Additionally, compensation and benefits are restricted, as set forth under “Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”, which is incorporated herein by reference.
     The issuance of the Series A Preferred Shares and the Warrant Shares were exempt from registration as a transaction by an issuer not involving any public offering under Section 4(2) of the Securities Act of 1933, as amended.
     The Purchase Agreement and the Warrant are exhibits to this Report on Form 8-K. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference to them.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Pursuant to a condition of the transaction closing described under “Item 1.01 — Entry into a Material Definitive Agreement” which is incorporated herein by reference, each of the Company’s Senior Executive Officers (as defined in the Purchase Agreement) executed a waiver voluntarily that waives any claim against the Treasury or the Company for any alterations or changes to their compensation and benefits. Through execution of a separate Omnibus Agreement, the Senior Executive Officers acknowledged that in order to comply with the regulatory requirements of Section 111 (b) of EESA, modifications may be made of their compensation, bonus, incentive and other benefit plans, arrangements and agreements (including, if applicable, “golden parachute”, severance and employment agreements) as required during the period of time the Treasury holds any equity or debt securities of the Company acquired through the TARP Capital Purchase Program. The form of Omnibus Agreement and waiver are exhibits to this Report on Form 8-K.
Item 5.03 Amendments of Incorporation or Bylaws; Change in Fiscal Year
     On February 5, 2009, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Fixed Rate Cumulative Perpetual Preferred Stock (the “Series A Certificate of Designation”), no par value, Series A, with the Missouri Secretary of State for the purpose of creating and designating the number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, for 40,000 shares of such stock. Also on that date, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Fixed Rate Cumulative Perpetual Preferred Stock (the “Series B Certificate of Designation”), no par value, Series B for the purpose of creating and designating the number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, for 2,000.02 shares of such stock. These filings were effective immediately.
     On February 11, 2009, the Company filed a Corrected Certificate of Designation of the Series B Certificate of Designation, which became effective immediately. The Series A Certificate of Designation, the Series B Certificate of Designation and the Corrected Series B Certificate of Designation are exhibits to this Report on Form 8-K.
Item 8.01 Other Events
     On February 20, 2009, the Company issued a press release announcing that it completed the sale of the Series B Preferred Stock and Warrant to the Treasury. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

4.1	Certificate of Designation establishing Fixed Rate Cumulative Perpetual Preferred Stock, No Par Value, Series A, of Reliance Bancshares, Inc.

4.2	Certificate of Designation establishing Fixed Rate Cumulative Perpetual Preferred Stock, No Par Value, Series B of Reliance Bancshares, Inc.

4.3	Corrected Certificate of Designation establishing Fixed Rate Cumulative Perpetual Preferred Stock, No Par Value, Series B, of Reliance Bancshares, Inc.

4.4	Form of stock certificates for Fixed Rate Cumulative Perpetual Preferred, No Par Value, Series A and Series B

4.5	Form of Warrant to Purchase up to 2,000.02 Shares of Fixed Rate Cumulative Perpetual Preferred Stock, No Par Value, Series B of Reliance Bancshares, Inc.

10.1	Letter Agreement dated February 13, 2009 including the Securities Purchase Agreement — Standard Terms incorporated by reference therein between the Company and the Treasury

10.2	Form of Omnibus Agreement between Reliance Bancshares, Inc. and each of Jerry S. Von Rohr, Dale E. Oberkfell, David S. Matthews, Daniel W. Jasper and Daniel S. Brown

10.3	Waivers executed by each of Jerry S. Von Rohr, Dale E. Oberkfell, David S. Matthews, Daniel W. Jasper and Daniel S. Brown

99.1	Press Release dated February 20, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 20, 2009

RELIANCE BANCSHARES, INC. (Registrant)
By:	/s/ Dale E. Oberkfell
Name:	Dale E. Oberkfell
Title:	Chief Financial Officer